UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

ACHERON, INC.

(Exact name of Registrant as specified in charter)

Nevada	00052284	87-0530644
(State of Incorporation)	(Commission File No.)	(IRS Employer
		Identification Number)

5F, No.166, Sinhu 2nd Road
Neihu District, Taipei City
Taiwan
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-8862-8791-8838

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 23, 2008, the Board of Acheron, Inc. (the “Company”) approved the termination of Kempisty & Company Certified Public Accountants PC (“Kempisty”) as the Company’s independent certified public accounting firm for the fiscal year ended December 31, 2008.

Concurrent with this action, the Board of Directors appointed Bagell Josephs Levine & Company, LLC (“Bagell”) as our new independent certified public accounting firm. Bagell is located at Suite J, 406 Lippincott Drive, Marlton, New Jersey 08053.

Our consolidated financial statements for the years ended December 31, 2007 and 2006 were audited by Pritchett, Siler & Hardy, P.C. Our wholly owned subsidiary, Shing Mei Enterprises, Ltd. (“Shing Mei”)’s financial statements for the years ended December 31, 2007 and 2006 were audited by Kempisty. Kempisty’s reports on Shing Mei's financial statements for two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2006 through April 23, 2008, there were no disagreements between the Company or Shing Mei and Kempisty on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kempisty, would have caused it to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements it audited.

The Company has provided Kempisty with a copy of this Form 8-K prior to its filing with the SEC and requested them to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Kempisty’s letter to the SEC, dated April 28, 2008.

During the period the Company engaged Kempisty, neither the Company nor anyone on the Company's behalf consulted with Bagell regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company by Bagell nor oral advice was provided that Bagell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-B).

The Company has authorized Kempisty to respond fully to all inquiries of Bagell.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 16.1	Letter dated April 28, 2008 from Kempisty & Company Certified Public Accountants PC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acheron Inc.

April 28, 2008	By:	/s/ Agatha Shen
Agatha Shen
President